FOR IMMEDIATE RELEASE

Contact:                 Jack L. Brozman, President & Chief Executive Officer
Paul Gardner, Chief Financial Officer
Concorde Career Colleges, Inc.
5800 Foxridge Drive, Suite 500
Mission, Kansas 66202
(913) 831-9977

Concorde Reports 2nd Quarter Results

Mission, Kansas, August 9th, 2006...Concorde Career Colleges, Inc. (NASDAQ: CCDC), a provider of career training in allied health programs, today announced results for the quarter ended June 30, 2006. Revenue increased 12.0% to $23.9 million in 2006 compared to $21.3 million in 2005. Net income decreased 22.1% to $682,000 or $.12 per diluted share compared to $876,000 or $.14 in 2005. All expense categories increased compared to 2005 with the largest percentage increase occurring in the provision for bad debt.

Operating Results

The quarterly results included $599,000 for expenses related to the proposed transaction with Liberty Partners. The Company has expensed $663,000 for the six month period for transaction related costs.

Concorde's results for the quarter ended June 30, 2006 included the following:
●             Revenue grew 12.0% to $23.9 million in 2006 compared to $21.3 million in 2005.
●             Diluted earnings per share was $.12 in 2006 compared to $.14 in 2005.
●             Student enrollments decreased 11.7% to 2,182 in 2006 compared to 2,470 in 2005.
●	Student population decreased slightly to 5,791 at June 30, 2006 compared to 5,794 at June 30, 2005.
●             Average student population increased 2.4% to 5,973 compared to 5,831 in 2005.
●             Net income decreased $194,000 to $682,000 in 2006 compared to $876,000 in 2005.

Concorde's results for the six months ended June 30, 2006 included the following:
●             Revenue grew 14.2% to $47.5 million in 2006 compared to $41.6 million in 2005.
●             Diluted earnings per share was $.27 in 2006 compared to $.21 in 2005.
●             Student enrollments decreased 5.3% to 4,706 in 2006 compared to 4,972 in 2005.
●	Student population decreased slightly to 5,791 at June 30, 2006 compared to 5,794 at June 30, 2005.
●             Average student population increased 6.4% to 6,142 compared to 5,771 in 2005.
●             Net income increased $278,000 to $1,560,000 in 2006 compared to $1,282,000 in 2005.

Certain statements in this press release may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the 'safe-harbor' provisions of that act. Forward-looking statements regarding economic conditions, efforts of employees, year to year improvements, and effects of corporate initiatives, future profitability, projections, future revenue opportunities, and their impact on 2006 are forward looking statements and not historical facts. These statements are estimates or projections involving numerous risks or uncertainties, including but not limited to, consumer demand, acceptance of services offered by the Company, the Company's ability to maintain current expense and revenue levels, actions by competitors, impairment of federal funding, legislative action, student default rates, changes in federal or state authorization or accreditation changes, changes in market needs and technology, political or regulatory matters, litigation, general economic conditions, changes in management strategy and the Company's ability to leverage its curriculum and management infrastructure to build its student base. Actual results or events could differ materially from those discussed in the forward-looking statements. See the Company's reports on Forms 14A, 10-K and 10-Q filed with the Securities and Exchange Commission for further information. The Company disclaims any obligation to publicly update, revise or correct any forward looking statements, whether as a result of new information, future events or otherwise. To find out more about Concorde Career Colleges, Inc. (NASDAQ: CCDC), visit our website at www.concordecareercolleges.com.

Quarter Ended June 30,                                     Six Months Ended June 30,

   2006                         2005                                      2006                             2005

Revenue                                                                              $23,871,000             $21,305,000                         $47,514,000                  $41,606,000
Instruction costs and services                                            7,430,000                 6,760,000                           14,940,000                    13,291,000
Selling and promotional                                                        4,047,000                 3,403,000                             8,122,000                      6,901,000
General and administrative                                                 10,084,000                 8,898,000                           19,663,000                    18,067,000
Provision for uncollectible accounts                                  1,476,000                    980,000                             2,806,000                      1,544,000

Total operating expense                                                      23,037,000               20,041,000                          45,531,000                     39,803,000

Operating income                                                                       834,000                 1,264,000                            1,983,000                      1,803,000
Interest income                                                                           275,000                    150,000                               554,000                         276,000
Provision for income taxes                                                        427,000                    538,000                               977,000                         797,000

Net income                                                                                $ 682,000                 $ 876,000                         $ 1,560,000                   $ 1,282,000

Basic income per share                                                                   $0.12                        $0.15                                   $0.28                             $0.21
Basic weighted average shares                                              5,501,000                 5,991,000                             5,483,000                     5,984,000
Diluted income per share                                                                $0.12                       $0.14                                     $0.27                            $0.21
Diluted weighted average shares                                           5,718,000                 6,230,000                             5,693,000                     6,252,000

Condensed Balance Sheet Information                             June 30, 2006             June 30, 2005                 December 31, 2005

Cash and short term investments                                          $17,881,000                 $19,843,000                    $14,523,000
Accounts receivable, net                                                            5,104,000                     3,094,000                        4,181,000
Other current assets                                                                     4,083,000                     3,796,000                        3,985,000

Total current assets                                                                    27,068,000                    26,733,000                     22,689,000
Fixed assets, net                                                                            8,603,000                      9,649,000                       8,836,000
Other long term assets                                                                  3,929,000                     4,106,000                        3,309,000
Total assets                                                                                   39,600,000                   40,488,000                      34,834,000

Prepaid tuition                                                                                 6,107,000                     5,406,000                        5,677,000
Other current liabilities                                                                   9,429,000                     6,871,000                        7,241,000

Total current liabilities                                                                  15,536,000                   12,277,000                      12,918,000
Other long term liabilities                                                                2,151,000                     2,521,000                       2,372,000
Stockholders' Equity                                                                      21,913,000                   25,690,000                     19,544,000
Total liabilities and Stockholders' Equity                                    39,600,000                   40,488,000                     34,834,000

###